EXTRAIT

PHILUX GLOBAL FUNDS SCA, SICAV-RAIF

Numéro d'immatriculation : **B244952**

Date d'immatriculation

26/06/2020

Dénomination ou raison sociale

PHILUX GLOBAL FUNDS SCA, SICAV-RAIF

Forme juridique

Forme juridique
Société en commandite par actions
Mention supplémentaire
Société d'investissement à capital variable - Fonds d'investissement alternatif réservé

Siège social

Numéro	Rue
1c	rue Gabriel Lippmann

Code postal	Localité
5365	Munsbach

Objet social

Le Fonds a pour objet l'investissement des fonds dont il dispose en capital à risque au sens le plus large de l'article 48 de la Loi de 2016, soit directement ou indirectement par le biais d'une ou plusieurs filiales ou véhicules d'investissement spécifiques, soit par une participation directe dans d'autres biens sociétés, dans le but de faire bénéficier ses actionnaires du résultat de la gestion de ses actifs compte tenu du risque qu'ils encourent à cet égard. Le Fonds peut prendre toutes mesures et mener toutes opérations qu'il juge opportunes pour atteindre ou développer son objet conformément à la Loi de 2016.

Capital social / Fonds social

Type
Variable

Date de constitution

11/06/2020

Durée

Durée	Date de fin
Déterminée	11/06/2119

Exercice social

Premier exercice ou exercice raccourci

Du	Au
11/06/2020	31/12/2020

Exercice social

Du	Au
01/01	31/12

Administrateur(s) / Gérant(s)

Régime de signature statutaire
Le Fonds sera lié envers les tiers en toutes circonstances par (i) la signature de l'Actionnaire Commandité, ou (ii) la signature conjointe ou la signature unique de toute personne à laquelle un tel pouvoir de signature pourrait avoir été délégué par l'Actionnaire Commandité dans les limites de cette délégation.

[1] PHILUX Global General Partner S.A.

N° d'immatriculation au RCS
B244923

Dénomination ou raison sociale
PHILUX Global General Partner S.A.

Forme juridique
Société anonyme

Siège social

Numéro	Rue
1c	rue Gabriel Lippmann

Code postal	Localité	Pays
5365	Munsbach	Luxembourg

Type de mandat

Fonction
Actionnaire commandité

Durée du mandat

Date de nomination	Durée du mandat
11/06/2020	Indéterminée

Délégué(s) à la gestion journalière

Régime de signature statutaire
Le Fonds sera lié envers les tiers en toutes circonstances par (i) la signature de l'Actionnaire Commandité, ou (ii) la signature conjointe ou la signature unique de toute personne à laquelle un tel pouvoir de signature pourrait avoir été délégué par l'Actionnaire Commandité dans les limites de cette délégation.

Personne(s) chargée(s) du contrôle des comptes

[1] ERNST & YOUNG

N° d'immatriculation au RCS
B47771

Dénomination ou raison sociale
ERNST & YOUNG

Forme juridique
Société anonyme

Siège social

Numéro	Rue
35E	Avenue John F. Kennedy

Code postal	Localité	Pays
1855	Luxembourg	Luxembourg

Type de mandat

Réviseur d'entreprises agréé

Durée du mandat

Date de nomination	Durée du mandat	jusqu'à l'assemblée générale qui se tiendra en l'année
11/06/2020	Déterminée	2021

Pour extrait conforme [2]

Luxembourg, le 26/06/2020

Pour le gestionnaire du registre de commerce et des sociétés [3]

Signé électroniquement par
Luxembourg Business Registers

Date de signature indiquée : 2020-06-29 08:17:36
Numéro de série :

eSign

[1] L'inscription a été faite suite à la loi du 27/05/2016 portant réforme du régime de publication légale relatif aux sociétés et associations

[2] En application de l'article 21 paragraphe 2 de la loi modifiée du 19 décembre 2002 concernant le registre de commerce et des sociétés ainsi que la comptabilité et les comptes annuels des entreprises et l'article 21 du règlement grand-ducal modifié du 23 janvier 2003 portant exécution de la loi du 19 décembre 2002, le présent extrait reprend au moins la situation à jour des données communiquées au registre de commerce et des sociétés jusqu'à trois jours avant la date d'émission dudit extrait. Si une modification a été notifiée au registre de commerce et des sociétés entre temps, il se peut qu'elle n'ait pas été prise en compte lors de l'émission de l'extrait.

[3] Le présent extrait est établi et signé électroniquement. Le gestionnaire du registre de commerce et des sociétés ne garantit l'authenticité de l'origine et l'intégrité des informations contenues sur le présent extrait par rapport aux informations inscrites au registre de commerce et des sociétés que si le présent extrait comporte une signature électronique émise par le gestionnaire du registre de commerce et des sociétés.